Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact

Steve Brett, (224) 948-5353

media@baxter.com

Investor Contact

Clare Trachtman, (224) 948-3085

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS

- Anticipates $500 million investment to support Advancing American Kidney Health Initiative -

•	Second quarter revenue of $2.8 billion was comparable year over year on a reported basis; increased 4% on an operational basis

•	Second quarter GAAP earnings per share (EPS) of $0.66 increased 5%; Adjusted EPS of $0.89 increased 16%

•	Baxter expects full-year 2019 GAAP EPS of $2.81 to $2.89; Adjusted EPS of $3.34 to $3.40[1]

•	Company is committed to help drive home dialysis adoption in line with U.S. Department of Health and Human Services (HHS) goals and anticipates significant investment to support implementation

DEERFIELD, Ill., July 25, 2019 — Baxter International Inc. (NYSE:BAX), a leading global medical products company, today reported earnings for the second quarter of 2019 and updated its full-year 2019 earnings outlook.

“Our momentum in the second quarter reflects the ongoing impact of Baxter innovation coupled with our emphasis on operational excellence to deliver on our commitments and potential,” said José (Joe) E. Almeida, chairman and chief executive officer. “We are well positioned to capture new growth opportunities as they emerge to further accelerate performance and drive increased value for patients, healthcare providers and investors.”

Second-Quarter Financial Results

Worldwide sales in the second quarter totaled approximately $2.8 billion, which was comparable to second quarter 2018 performance on a reported basis, and increased 4% on both a constant currency and operational basis. Operational sales in the second quarter exclude the impact of foreign exchange and generic competition for U.S. cyclophosphamide.

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS — Page  2

Sales in the U.S. totaled $1.2 billion, decreasing 1% on both a reported and operational basis. International sales of $1.6 billion increased 1% on a reported basis and 8% on a constant currency basis. On a regional basis, sales in the Americas were flat on a reported basis and increased 1% on a constant currency basis; sales in Europe, Middle East and Africa (EMEA) decreased 2% as reported and advanced 6% on a constant currency basis; and in Asia Pacific (APAC), reported sales and constant currency sales increased 3% and 9%, respectively.

Key growth drivers in the second quarter included Baxter’s peritoneal dialysis (PD) and continuous renal replacement therapies (CRRT), intravenous (IV) infusion systems, hemostats and sealants, and certain generic pharmaceuticals. In addition, increased demand for Baxter’s hospital pharmacy compounding contributed to growth in the quarter. Sales growth was partially offset by expected lower U.S. sales of Brevibloc and cyclophosphamide as well as in-center hemodialysis (ICHD) products due to increased competition and the exit of the bloodline business, respectively.

Please see the attached schedules accompanying this press release for additional details on sales performance in the quarter, including breakouts by Baxter’s three geographic segments and six global business units.

Baxter reported net income of $343 million, or $0.66 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the second quarter. These results include special items totaling $121 million after tax, which were primarily related to intangible asset amortization, an intangible asset impairment and business optimization initiatives. On an adjusted basis, Baxter’s second quarter net income totaled $464 million, or $0.89 per diluted share. Earnings growth in the quarter was driven by solid operational performance and the benefit from a lower tax rate and share count as compared to the prior year period.

Advancing American Kidney Health Initiative

On July 10, the White House announced the Advancing American Kidney Health Initiative. This groundbreaking proposal is focused on improving outcomes, lowering health system costs and offering quality-of-life benefits for patients with chronic kidney disease (CKD). CKD impacts the lives of more than 30 million Americans; of those, more than 700,000 have end stage renal disease

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS — Page  3

(ESRD), or kidney failure, and require dialysis treatment or an organ transplant to survive. As proposed, the Initiative aims to increase the number of new ESRD patients who receive home dialysis and organ transplants to 80% in 2025.2 Baxter is committed to helping drive U.S. home dialysis adoption in line with these goals.

Depending on the Initiative’s final form, Baxter plans to scale investments in the U.S. to align with the proposed models from the Centers for Medicare and Medicaid Services (CMS), and patient and market dynamics across the adoption curve. The investments are currently anticipated at $500 million in potential new U.S. facilities, as well as in existing sites that make and distribute PD solutions, devices and cassettes, and are expected to create hundreds of high-quality manufacturing, supply chain and engineering jobs for Americans. The company anticipates that these investments will help accelerate Renal Care growth and contribute positively to Baxter’s previous financial commitments.

“We stand ready to help the Administration and healthcare providers improve care for Americans who battle end stage renal disease,” said Almeida. “As the leading innovator and provider of home PD therapy in the U.S. and worldwide, we are excited to expand U.S. patient access to the many benefits of PD and look forward to mobilizing in support of the Initiative as its final parameters take shape in the months ahead.”

Business Highlights3

Baxter continues to achieve key milestones in pursuit of its Mission for patients and emphasis on accelerating profitable growth. Among recent highlights, the company:

•

Announced U.S. Food and Drug Administration (FDA) approval of Myxredlin (Insulin Human in 0.9% Sodium Chloride Injection), the first and only ready-to-use insulin for IV infusion in the hospital and other acute care settings. Utilizing Baxter’s proprietary Galaxy container technology, Myxredlin offers an extended shelf life and delivers a consistent, stable concentration with every administration, which is a key consideration for patient safety.

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS — Page  4

•

Launched the Sharesource 2.0 clinical portal, giving healthcare providers greater insights to their patients’ home PD treatments while offering improved clinic workflow. Sharesource is the most widely adopted telehealth platform globally; it has helped manage more than 7 million PD treatments in more than 40 countries, and there is growing evidence that the remote patient management technology assists healthcare providers with early detection of catheter issues, peritonitis, and adherence-related complications, which can lead to reduced hospitalizations.

•

Announced new research on the Oxiris filter, which can be used simultaneously in CRRT and in the removal of cytokines and endotoxin to aid in the management of acute kidney injury (AKI) patients with sepsis. The research was published in a supplemental issue of the peer-reviewed journal Blood Purification and highlighted at the 37th Vicenza Course on AKI and CRRT held in Vicenza, Italy, in May.

•

Showcased 19 data presentations across the renal care continuum at the 56th ERA-EDTA Congress, held in June in Budapest, Hungary. Among these were five independent studies on HDx (expanded hemodialysis) using the Theranova dialyzer that further advance growing evidence for the therapy. By extending the range of molecules that can be filtered from the blood, HDx results in a clearance profile that more closely mimics the natural kidney.

Many recent highlights also reflect Baxter’s ongoing commitment to corporate social responsibility and workplace excellence. Among them, Baxter:

•	Was named a 2019 Best Company for Multicultural Women by Working Mother magazine, and named to Forbes magazine’s 2019 list of America’s Best Employers for Women.

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS — Page  5

•

Issued its annual Corporate Responsibility Report, outlining the company’s progress on key initiatives to drive more sustainable operations, enhance product quality, foster a strong work environment and improve access to healthcare.

2019 Financial Outlook

For full-year 2019: The company now expects sales growth of 1% to 2% on a reported basis, and approximately 4% on both a constant currency and operational basis. Baxter expects GAAP earnings from continuing operations of $2.81 to $2.89 per share and adjusted earnings from continuing operations, before special items, of $3.34 to $3.40 per diluted share.

For third-quarter 2019: The company expects sales growth of 3% to 4% on a reported basis, and to grow approximately 5% on both a constant currency and operational basis. Baxter expects GAAP earnings from continuing operations of $0.75 to $0.78 per share and adjusted earnings from continuing operations, before special items, of $0.82 to $0.84 per diluted share.

Full-year and quarterly operational sales estimates for 2019 have been adjusted for the impact of foreign exchange and generic competition for U.S. cyclophosphamide.

A webcast of Baxter’s second-quarter 2019 conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 25, 2019. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

About Baxter

Every day, millions of patients and caregivers rely on Baxter’s leading portfolio of critical care, nutrition, renal, hospital and surgical products. For more than 85 years, we’ve been operating at the critical intersection where innovations that save and sustain lives meet the healthcare providers that make it happen. With products, technologies and therapies available in more than 100 countries, Baxter’s employees worldwide are now building upon the company’s rich heritage of medical breakthroughs to advance the next generation of transformative healthcare innovations. To learn more, visit www.baxter.com and follow us on Twitter, LinkedIn and Facebook.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and outlook for the third quarter and full year 2019. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking

BAXTER REPORTS SECOND-QUARTER 2019 RESULTS — Page  6

statements: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster or otherwise); breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy (AAKHI) and reimbursement, which may substantially change the U.S. ESRD market and demand for our peritoneal dialysis products, necessitating significant multi-year capital expenditures which are difficult to estimate in advance; failures with respect to compliance programs; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Claris Injectables and two surgical products from Mallinckrodt plc); future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting the manufacture, sale or use of affected products or technology; the impact of global economic conditions (including potential trade wars); fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

Baxter, Brevibloc, Myxredlin, Oxiris, Sharesource and Theranova are registered trademarks of Baxter International Inc.

#    #    #

[1]

See tables to this press release for reconciliations of non-GAAP measures used in this press release to the closest GAAP measures. The company’s outlook for GAAP earnings per share from continuing operations only includes the impact of special items that are known or expected as of the date of this release. Accordingly, actual GAAP earnings per share from continuing operations for the third quarter and full year 2019 may differ significantly from those amounts. For example, the company’s outlook does not reflect the potential impact of future business or asset acquisitions or dispositions, intangible asset impairments, restructuring actions, developments related to gain or loss contingencies, or unusual or infrequently occurring items that may occur during the remainder of 2019.

[2]

See U.S. Department of Health and Human Services press release issued 7/10/19 at https://www.hhs.gov/about/news/2019/07/10/hhs-launches-president-trump-advancing-american-kidney-health-initiative.html?amp.

[3]	See links to original press releases for additional product information.

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BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended June 30, 2019 and 2018

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended June 30,
	2019		2018		Change

NET SALES	$2,840		$ 2,842		(0%	)

COST OF SALES	1,681		1,603		5%

GROSS MARGIN	1,159		1,239		(6%	)

% of Net Sales	40.8%		43.6%		(2.8 pts	)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	642		681		(6%	)
% of Net Sales	22.6%		24.0%		(1.4 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	166		174		(5%	)
% of Net Sales	5.8%		6.1%		(0.3 pts	)

OTHER OPERATING INCOME, NET	(4)		—		NM

OPERATING INCOME	355		384		(8%	)

% of Net Sales	12.5%		13.5%		(1.0 pts	)

INTEREST EXPENSE, NET	20		11		82%

OTHER INCOME, NET	(28)		(31)		(10%	)

INCOME BEFORE INCOME TAXES	363		404		(10%	)

INCOME TAX EXPENSE	20		61		(67%	)

% of Income Before Income Taxes	5.5%		15.1%		(9.6 pts	)

NET INCOME	$ 343		$ 343		0%

NET INCOME PER COMMON SHARE
Basic	$ 0.67		$ 0.64		5%

Diluted	$ 0.66		$ 0.63		5%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	510		535
Diluted	519		547

ADJUSTED OPERATING INCOME (excluding special items)	$ 512	A	$ 487	A	5%

ADJUSTED INCOME BEFORE INCOME TAXES (excluding special items)	$ 520	A	$ 507	A	3%

ADJUSTED NET INCOME (excluding special items)	$ 464	A	$ 421	A	10%

ADJUSTED DILUTED EPS (excluding special items)	$ 0.89	A	$ 0.77	A	16%

A	Refer to page 8 for a description of the adjustments and a reconciliation to GAAP measures.

NM - Not Meaningful

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

Three Months Ended June 30, 2019 and 2018

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended June 30, 2019 and 2018 included special items which impacted the GAAP measures as follows:

	Three Months Ended June 30,
	2019	2018	Change

Gross Margin	$ 1,159	$ 1,239	(6%	)
Intangible asset amortization expense [1]	45	44
Intangible asset impairment [2]	31	—
Business optimization items [3]	10	3
Acquisition and integration expenses [4]	12	6
European medical devices regulation [5]	6	—

Adjusted Gross Margin	$ 1,263	$ 1,292	(2%	)

% of Net Sales	44.5%	45.5%	(1.0 pts	)

Selling, General and Administrative Expenses	$642	$ 681	(6%	)
Business optimization items [3]	(32)	(34)
Acquisition and integration expenses [4]	—	(6)

Adjusted Selling, General and Administrative Expenses	$ 610	$ 641	(5%	)

% of Net Sales	21.5%	22.6%	(1.1 pts	)

Research and Development Expenses	$166	$ 174	(5%	)
Business optimization items [3]	(23)	(10)
Acquisition and integration expenses [4]	(2)	—

Adjusted Research and Development Expenses	$ 141	$ 164	(14%	)

% of Net Sales	5.0%	5.8%	(0.8 pts	)

Other Operating Income, Net	$ (4)	$ —	NM
Acquisition and integration expenses [4]	$ 4	—

Adjusted Other Operating Income	$ —	$ —	0%

% of Net Sales	0.0%	0.0%	0.0 pts

Operating Income	$ 355	$ 384	(8%	)
Impact of special items	157	103

Adjusted Operating Income	$ 512	$ 487	5%

% of Net Sales	18.0%	17.1%	0.9 pts

Income Before Income Taxes	$ 363	$ 404	(10%	)
Impact of special items	157	103

Adjusted Income Before Income Taxes	$ 520	$ 507	3%

Income Tax Expense	$ 20	$ 61	(67%	)
Impact of special items [6]	36	25

Adjusted Income Tax Expense	$ 56	$ 86	(35%	)

% of Adjusted Income Before Income Taxes	10.8%	17.0%	(6.2 pts	)

Net Income	$ 343	$ 343	0%
Impact of special items	121	78

Adjusted Net Income	$ 464	$ 421	10%

Diluted EPS from Net Income	$ 0.66	$ 0.63	5%
Impact of special items	0.23	0.14

Adjusted Diluted EPS from Net Income	$ 0.89	$ 0.77	16%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	519	547

[1]

The company’s results in 2019 and 2018 included intangible asset amortization expense of $45 million ($35 million, or $0.07 per diluted share, on an after-tax basis) and $44 million ($34 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[2]	The company’s results in 2019 included a $31 million ($24 million, or $0.05 per diluted share, on an after-tax basis) asset impairment related to a developed-technology intangible asset.

[3]

The company’s results in 2019 and 2018 included charges of $65 million ($51 million, or $0.10 per diluted share, on an after-tax basis) and $47 million ($34 million, or $0.06 per diluted share, on an after-tax basis), respectively, associated with its execution of programs to optimize its organization and cost structure on a global basis.

[4]

The company’s results in 2019 included $10 million ($7 million, or $0.01 per diluted share, on an after-tax basis) of acquisition and integration expenses. This included integration expenses related to its acquisitions of Claris Injectables Limited (Claris) and the RECOTHROM and PREVELEAK products in prior periods, as well as the 2019 acquisition of an in-process research and development asset, partially offset by a benefit related to the change in fair value of contingent consideration liabilities from acquisitions that occurred in prior periods. The company’s results in 2018 included $12 million ($10 million, or $0.02 per diluted share, on an after-tax basis) of acquisition and integration expenses related to the company’s acquisitions of Claris and the RECOTHROM and PREVELEAK products.

[5]

The company’s results in 2019 included costs of $6 million ($4 million, or $0.01 per diluted share, on an after-tax basis) related to updating its quality systems and product labeling to comply with the new medical device reporting regulation and other requirements of the European Union’s regulations for medical devices that will become effective in 2020.

[6]

Reflected in this item is the income tax impact of the special items identified in this table. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

NM - Not Meaningful

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BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Six Months Ended June 30, 2019 and 2018

(unaudited)

(in millions, except per share and percentage data)

	Six Months Ended June 30,
	2019		2018		Change

NET SALES	$ 5,472		$ 5,519		(1%	)

COST OF SALES	3,233		3,166		2%

GROSS MARGIN	2,239		2,353		(5%	)

% of Net Sales	40.9%		42.6%		(1.7 pts	)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,242		1,303		(5%	)
% of Net Sales	22.7%		23.6%		(0.9 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	295		314		(6%	)
% of Net Sales	5.4%		5.7%		(0.3 pts	)

OTHER OPERATING INCOME, NET	(37)		(80)		(54%	)

OPERATING INCOME	739		816		(9%	)

% of Net Sales	13.5%		14.8%		(1.3 pts	)

INTEREST EXPENSE, NET	38		23		65%

OTHER INCOME, NET	(53)		(49)		8%

INCOME BEFORE INCOME TAXES	754		842		(10%	)

INCOME TAX EXPENSE	64		110		(42%	)

% of Income Before Income Taxes	8.5%		13.1%		(4.6 pts	)

NET INCOME	$ 690		$ 732		(6%	)

NET INCOME PER COMMON SHARE
Basic	$ 1.35		$ 1.36		(1%	)

Diluted	$ 1.33		$ 1.33		0%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	511		537
Diluted	520		549

ADJUSTED OPERATING INCOME (excluding special items)	$ 962	A	$ 935	A	3%

ADJUSTED INCOME BEFORE INCOME TAXES (excluding special items)	$ 977	A	$ 961	A	2%

ADJUSTED NET INCOME (excluding special items)	$ 863	A	$ 809	A	7%

ADJUSTED DILUTED EPS (excluding special items)	$ 1.66	A	$ 1.47	A	13%

A	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

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BAXTER INTERNATIONAL INC.

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

Six Months Ended June 30, 2019 and 2018

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the six months ended June 30, 2019 and 2018 included special items which impacted the GAAP measures as follows:

	Six Months Ended June 30,
	2019	2018	Change
Gross Margin	$ 2,239	$ 2,353	(5%	)
Intangible asset amortization expense [1]	88	85
Intangible asset impairment [2]	31	—
Business optimization items [3]	29	9
Acquisition and integration expenses [4]	17	9
Litigation [5]	—	8
European medical devices regulation [6]	10	—

Adjusted Gross Margin	$ 2,414	$ 2,464	(2%	)

% of Net Sales	44.1%	44.6%	(0.5 pts	)

Selling, General and Administrative Expenses	$ 1,242	$ 1,303	(5%	)
Business optimization items [3]	(40)	(63)
Acquisition and integration expenses [4]	(5)	(10)
Litigation [5]	—	(2)

Adjusted Selling, General and Administrative Expenses	$ 1,197	$ 1,228	(3%	)

% of Net Sales	21.9%	22.3%	(0.4 pts	)

Research and Development Expenses	$ 295	$ 314	(6%	)
Business optimization items [3]	(34)	(13)
Acquisition and integration expenses [4]	(6)	—

Adjusted Research and Development Expenses	$ 255	$ 301	(15%	)

% of Net Sales	4.7%	5.5%	(0.8 pts	)

Other Operating Income, Net	$ (37)	$ (80)	(54%	)
Acquisition and integration expenses [4]	4	—
Insurance recovery from legacy product-related matter [7]	33	—
Claris settlement [8]	—	80

Adjusted Other Operating Income, Net	$ —	$ —	0%

% of Net Sales	0.0%	0.0%	0.0 pts

Operating Income	$ 739	$ 816	(9%	)
Impact of special items	223	119

Adjusted Operating Income	$ 962	$ 935	3%

% of Net Sales	17.6%	16.9%	0.7 pts

Income Before Income Taxes	$ 754	$ 842	(10%	)
Impact of special items	223	119

Adjusted Income Before Income Taxes	$ 977	$ 961	2%

Income Tax Expense	$ 64	$ 110	(42%	)
Impact of special items and U.S. tax reform [9]	50	42

Adjusted Income Tax Expense	$ 114	$ 152	(25%	)

% of Adjusted Income Before Income Taxes	11.7%	15.8%	(4.1 pts	)

Net Income	$ 690	$ 732	(6%	)
Impact of special items	173	77

Adjusted Net Income	$ 863	$ 809	7%

Diluted EPS from Net Income	$ 1.33	$ 1.33	0%
Impact of special items	0.33	0.14

Adjusted Diluted EPS from Net Income	$ 1.66	$ 1.47	13%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	520	549

[1]

The company’s results in 2019 and 2018 included intangible asset amortization expense of $88 million ($68 million, or $0.13 per diluted share, on an after-tax basis) and $85 million ($70 million, or $0.13 per diluted share, on an after-tax basis), respectively.

[2]	The company’s results in 2019 included a $31 million ($24 million, or $0.05 per diluted share, on an after-tax basis) asset impairment related to a developed-technology intangible asset.

[3]

The company’s results in 2019 and 2018 included charges of $103 million ($81 million, or $0.16 per diluted share, on an after-tax basis) and $85 million ($68 million, or $0.12 per diluted share, on an after-tax basis), respectively, associated with its execution of programs to optimize its organization and cost structure on a global basis.

[4]

The company’s results in 2019 included $24 million ($18 million, or $0.03 per diluted share, on an after-tax basis) of acquisition and integration expenses. This included integration expenses related to the company’s acquisitions of Claris and the RECOTHROM and PREVELEAK products in prior periods as well as the 2019 acquisitions of in-process research and development assets, partially offset by a benefit related to the change in fair value of contingent consideration liabilities from acquisitions that occurred in prior periods. The company’s results in 2018 included $19 million ($16 million, or $0.02 per diluted share, on an after-tax basis) of acquisition and integration expenses related to the company’s acquisitions of Claris and the RECOTHROM and PREVELEAK products.

[5]	The company’s results in 2018 included a charge of $10 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to certain product litigation.

[6]

The company’s results in 2019 included costs of $10 million ($8 million, or $0.02 per diluted share, on an after-tax basis) related to updating its quality systems and product labeling to comply with the new medical device reporting regulation and other requirements of the European Union’s regulations for medical devices that will become effective in 2020.

[7]

The company’s results in 2019 included a benefit of $33 million ($26 million, or $0.05 per diluted share, on an after-tax basis) related to its allocation of insurance proceeds received pursuant to a settlement and cost-sharing agreement for a legacy product-related matter.

[8]

The company’s results in 2018 included a benefit of $80 million ($78 million, or $0.14 per diluted share, on an after-tax basis) for the settlement of certain claims related to the acquired operations of Claris.

[9]

Reflected in this item is the income tax impact of the special items identified in this table. Additionally, the company’s results in the first half of 2018 included a tax benefit of $8 million, or $0.01 per diluted share, related to updates to the estimated impact of U.S. federal tax reform previously made in 2017. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

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BAXTER INTERNATIONAL INC.

Sales by Operating Segment

Periods Ending June 30, 2019 and 2018

(unaudited)

($ in millions)

	Q2	Q2	% Growth @		% Growth @	YTD	YTD	% Growth @		% Growth @
	2019	2018	Actual Rates		Constant Rates	2019	2018	Actual Rates		Constant Rates
Americas	$1,520	$1,525	(0%	)	1%	$2,928	$2,967	(1%	)	0%
EMEA	744	758	(2%	)	6%	1,449	1,482	(2%	)	5%
APAC	576	559	3%		9%	1,095	1,070	2%		8%
Total Baxter	$2,840	$2,842	(0%	)	4%	$5,472	$5,519	(1%	)	3%

Constant currency growth is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Sales by GBU

Periods Ending June 30, 2019 and 2018

(unaudited)

($ in millions)

	Q2 2019	Q2 2018	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2019	YTD 2018	% Growth @ Actual Rates		% Growth @ Constant Rates
Renal Care ¹	$ 910	$ 931	(2%	)	3%		$1,761	$1,799	(2%	)	3%
Medication Delivery ²	689	681	1%		4%		1,323	1,357	(3%	)	(0%	)
Pharmaceuticals ³	539	537	0%		4%		1,048	1,033	1%		5%
Clinical Nutrition [4]	215	221	(3%	)	2%		420	444	(5%	)	(1%	)
Advanced Surgery [5]	232	204	14%		17%		430	386	11%		15%
Acute Therapies [6]	133	129	3%		8%		261	258	1%		6%
Other [7]	122	139	(12%	)	(9%	)	229	242	(5%	)	(2%	)
Total Baxter	$2,840	$2,842	(0%	)	4%		$5,472	$5,519	(1%	)	3%

[1]	Includes sales of the company’s peritoneal dialysis (PD), hemodialysis (HD) and additional dialysis therapies and services.

[2]	Includes sales of the company’s intravenous (IV) therapies, infusion pumps, administration sets and drug reconstitution devices.

[3]	Includes sales of the company’s premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.

[4]	Includes sales of the company’s parenteral nutrition (PN) therapies and related products.

[5]	Includes sales of the company’s biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[6]	Includes sales of the company’s continuous renal replacement therapies (CRRT) and other organ support therapies focused in the intensive care unit (ICU).

[7]	Includes primarily sales of contract manufacturing services from the company’s pharmaceutical partnering business.

Constant currency growth is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending June 30, 2019 and 2018

(unaudited)

($ in millions)

	Q2 2019			Q2 2018			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total
Renal Care	$ 196	$ 714	$ 910	$ 204	$ 727	$ 931	(4%	)	(2%	)	(2%	)
Medication Delivery	441	248	689	426	255	681	4%		(3%	)	1%
Pharmaceuticals	235	304	539	262	275	537	(10%	)	11%		0%
Clinical Nutrition	79	136	215	80	141	221	(1%	)	(4%	)	(3%	)
Advanced Surgery	143	89	232	118	86	204	21%		3%		14%
Acute Therapies	44	89	133	42	87	129	5%		2%		3%
Other	55	67	122	78	61	139	(29%	)	10%		(12%	)
Total Baxter	$1,193	$1,647	$2,840	$1,210	$1,632	$2,842	(1%	)	1%		(0%	)

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending June 30, 2019 and 2018

(unaudited)

($ in millions)

	YTD 2019			YTD 2018			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total
Renal Care	$ 388	$1,373	$ 1,761	$ 400	$ 1,399	$ 1,799	(3%	)	(2%	)	(2%	)
Medication Delivery	847	476	1,323	862	495	1,357	(2%	)	(4%	)	(3%	)
Pharmaceuticals	467	581	1,048	505	528	1,033	(8%	)	10%		1%
Clinical Nutrition	156	264	420	163	281	444	(4%	)	(6%	)	(5%	)
Advanced Surgery	263	167	430	217	169	386	21%		(1%	)	11%
Acute Therapies	92	169	261	88	170	258	5%		(1%	)	1%
Other	100	129	229	122	120	242	(18%	)	8%		(5%	)
Total Baxter	$ 2,313	$ 3,159	$ 5,472	$2,357	$ 3,162	$ 5,519	(2%	)	(0%	)	(1%	)

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow

(unaudited)

($ in millions)

	Six Months Ended
	June 30,
	2019	2018
Cash flows from operations - continuing operations	$617	$852
Capital expenditures	(352)	(311)
Free cash flow - continuing operations	$265	$541

Free cash flow is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three Months Ended June 30, 2018 to The Three Months Ended June 30, 2019

(unaudited)

	Q2 2019*
	Net Sales		U.S.		Operational
	As Reported		Cyclophosphamide	FX	Sales
Renal Care	(2%	)	0%	5%	3%
Medication Delivery	1%		0%	3%	4%
Pharmaceuticals	0%		2%	4%	7%
Clinical Nutrition	(3%	)	0%	5%	2%
Advanced Surgery	14%		0%	3%	17%
Acute Therapies	3%		0%	5%	8%
Other	(12%	)	0%	3%	(9%	)
Total Baxter	(0%	)	0%	4%	4%

U.S.	(1%	)	1%	0%	(1%	)
International	1%		0%	7%	8%

*	Totals may not foot due to rounding

Change in operational sales is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Six Months Ended June 30, 2018 to The Six Months Ended June 30, 2019

(unaudited)

	YTD 2019*
	Net Sales		U.S.		Operational
	As Reported		Cyclophosphamide	FX	Sales
Renal Care	(2%	)	0%	5%	3%
Medication Delivery	(3%	)	0%	3%	(0%	)
Pharmaceuticals	1%		2%	4%	8%
Clinical Nutrition	(5%	)	0%	4%	(1%	)
Advanced Surgery	11%		0%	4%	15%
Acute Therapies	1%		0%	5%	6%
Other	(5%	)	0%	3%	(2%	)
Total Baxter	(1%	)	0%	4%	3%

U.S.	(2%	)	1%	0%	(1%	)
International	(0%	)	0%	7%	7%

*	Totals may not foot due to rounding

Change in operational sales is a non-GAAP measure. For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  18

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2019 GAAP Sales Growth and Projected Adjusted Sales Growth, and

Projected 2019 GAAP Earnings Per Share and Projected Adjusted Earnings Per Share

(unaudited)

2019 Sales Growth Guidance	Q3 2019	FY 2019
Sales Growth – GAAP	3% - 4%	1% - 2%
U.S. cyclophosphamide	0% - 1%	0% - 1%
Foreign exchange	1% - 2%	2% - 3%
Sales Growth - Operational	5%	4%

2019 Earnings Per Share Guidance	Q3 2019	FY 2019
Earnings per Diluted Share – GAAP	$0.75 - $0.78	$2.81 - $2.89
Estimated intangible asset amortization	$0.07	$0.26
Intangible asset impairment	—	$0.05
Estimated business optimization charges	$0.02 - $0.03	$0.20 - $0.22
Estimated Hurricane Maria insurance recoveries	($0.06)	($0.06)
Estimated acquisition and integration expenses	$0.01	$0.06
Insurance recovery from legacy product-related matter	—	($0.05)
Estimated European medical devices regulation	$0.02	$0.05
Earnings per Diluted Share - Adjusted	$0.82 - $0.84	$3.34 - $3.40

The company’s outlook for GAAP earnings per share only includes the impact of special items that are known or expected as of the date of this release. Accordingly, actual GAAP earnings per share for the third quarter and full year 2019 may differ significantly from those amounts. For example, the company’s outlook does not reflect the potential impact of future business or asset acquisitions or dispositions, intangible asset impairments, restructuring actions, developments related to gain or loss contingencies, or unusual or infrequently occurring items that may occur during the remainder of 2019.